UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 28, 2023

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FLEETCOR Technologies, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2023, FLEETCOR Technologies, Inc. (the "Company" or "FLEETCOR") announced the appointment of Tom Panther as Chief Financial Officer ("CFO"), effective May 12, 2023.

“We are thrilled to welcome Tom to FLEETCOR. Tom is an experienced public company CFO who knows payments. He is a classically trained financial executive who can also help us run the business. We expect that he will hit the ground running,” said Ron Clarke, FLEETCOR’s Chairman and CEO.

Prior to joining FLEETCOR, Tom served as the CFO at EVO Payments, Inc. (“EVO”) prior to its acquisition by Global Payments Inc. Tom was instrumental in EVO delivering strong revenue growth and significant margin expansion, as well as executing a number of key initiatives, including international M&A, debt and capital financings, and serving as a key advisor to the Board regarding the recent sale of EVO. Prior to joining EVO, Tom worked at SunTrust Banks, Inc. for nearly 20 years serving in numerous leadership roles including Chief Accounting Officer, Corporate Controller, SVP of Corporate Finance, and Head of Capital Planning & Analysis. He began his career at Arthur Andersen, is a certified public accountant, and earned his bachelor’s degree from the University of Richmond.

Effective May 12, 2023, Tom's annual base salary will be $400,000, with a target bonus percentage under the Company’s annual cash incentive program of 75% of his base salary. In addition, Tom will receive the following equity grants upon his hiring: $1,600,000 (grant date fair value) in performance-based restricted stock that vests upon achievement of 2023 performance metrics and service requirements (prorated for the period of employment in 2023); and $1,200,000 (grant date fair value) in time-based stock options that vest ratably over four years. The Company has also entered into an indemnification agreement on the Company’s standard form with Mr. Panther.

With Tom's appointment, interim CFO Alissa Vickery will return to her full-time role as Chief Accounting Officer. “We’re super appreciative of Alissa stepping up to lead our finance organization over the past six months, she did a terrific job,” said Ron Clarke.

A copy of the press release issued by the Company on March 28, 2023 regarding Tom's appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit No. 99.1, FLEETCOR Technologies, Inc. press release dated March 28, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETCOR Technologies, Inc.

March 28, 2023	By: /s/ Daniel Fishbein
Daniel Fishbein
General Counsel

Exhibit Index

Exhibit No.	Description

99.1	FLEETCOR Technologies, Inc. press release dated March 28, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)